Performance Commentary | May 2023

For May 2023, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -1.05% and a net return of -1.07%. Its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark), reported a return of -1.09% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. On May 31, 2023, the HIT had a relative yield advantage of 81 basis points (bps).
•	The portfolio’s underweight to corporate bonds, the worst performing major sector on both an excess return and total return basis, posting an excess return of -8 bps and total return of -145 bps for the month. The HIT does not invest in corporate bonds, whereas the sector comprised 24.6% of the Benchmark on May 31, 2023.
•	The portfolio’s underweight to Treasuries, the second worst performing major asset class in the Benchmark on both a total and excess return basis during May. The HIT portfolio had a 3.7% allocation to the sector versus 41.1% in the Bloomberg Aggregate at month end.

May 2023 Portfolio Commentary

•	Performance by some agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as nominal spreads to Treasuries tightened. Spreads on longer maturity Fannie Mae DUS security structures tightened, with the benchmark 10/9.5s tighter by approximately 4 bps. The portfolio had 22.2% allocated to fixed-rate single-asset Fannie Mae DUS securities.
•	The portfolio’s short relative duration versus the Benchmark as rates sold off across the curve. The 2-, 5-, 7-, 10-, and 30-year rates increased by approximately 40, 27, 24, 22, and 19 bps, respectively.
•	The portfolio’s overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Those returns were 16, 1, -6, and -7 bps, respectively. Approximately 88.8% of the HIT portfolio was either AAA-rated or carried a government or GSE guarantee, compared to 72.9% for the Bloomberg Aggregate.
•	The portfolio’s overweight to adjustable-rate securities as rates continued to rise. The HIT had an allocation of 12.9% to adjustable-rate securities at the end of the month while the benchmark only has fixed rate securities.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the best performing major asset class in the Benchmark on both an excess and total return basis. The portfolio was underweight to the sector with a 13.6% allocation compared to 27.0% in the Bloomberg Aggregate.
•	Performance by some agency multifamily MBS in the HIT’s portfolio as nominal spreads to Treasuries widened. FHA/Ginnie Mae permanent (PLC) and construction/permanent (CLC) loan certificates widened to Treasuries by approximately 15 bps and 13 bps, respectively. The HIT portfolio had an allocation of 11.8% and 4.7% to PLCs and CLCs respectively at the end of the month. There were no such securities in the Bloomberg Aggregate.
•	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by approximately 8 bps during the month. On May 31, 2023, the portfolio had a 12.4% allocation to REMICS.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

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May 2023 Portfolio Commentary

Market Data

May 2023 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.16%	0	6.23
Agencies	-0.48%	15	3.35
Single family agency MBS (RMBS)	-0.73%	41	6.15
Corporates	-1.45%	-8	7.14
Commercial MBS (CMBS)	-0.61%	32	4.51
Asset-backed securities (ABS)	-0.34%	17	2.81

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	4/30/23	5/31/23	Change
1 Month	4.087%	5.113%	1.027%
3 Month	5.030%	5.388%	0.358%
6 Month	5.001%	5.420%	0.419%
1 Year	4.740%	5.173%	0.432%
2 Year	4.006%	4.403%	0.396%
3 Year	3.716%	4.047%	0.331%
5 Year	3.483%	3.755%	0.272%
7 Year	3.457%	3.699%	0.242%
10 Year	3.422%	3.643%	0.221%
20 Year	3.799%	4.018%	0.219%
30 Year	3.673%	3.861%	0.188%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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May 2023 Portfolio Commentary

Portfolio Data On May 31, 2023

Net Assets	$6,277.20 million
Portfolio Effective Duration	5.97 years	Convexity	0.248
Portfolio Average Coupon	3.38%	Maturity	10.56 years
Portfolio Yield to Worst[1]	5.42%	Portfolio Current Yield[1]	3.77%
Number of Holdings	927	Average Price[2]	88.73

Sector Allocations: 3

Multifamily Investments	79.78%	CMBS – Agency Multifamily**	66.72%
Agency Single-Family MBS	14.00%	Agency Single-Family MBS	14.00%
U.S. Treasury	3.71%	U.S. Treasury Notes/Bonds	3.71%
AAA Private-Label CMBS	0.82%	State Housing Permanent Bonds	4.39%
Cash & Short-Term Securities	1.69%	State Housing Construction Bonds	3.87%
		Direct Construction Loans	5.62%
		Cash & Short-Term Securities	1.69%
		**Includes multifamily MBS (58.77%), MF Construction MBS (7.13%), and AAA Private-Label CMBS (0.82%).

Quality Distribution: [3]
U.S. Government or Agency	84.52%
AAA	2.58%
AA	5.60%
A	0.00%
Not Rated	5.62%
Cash	1.69%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	1.69%	5-5.99 years	17.63%	0 – 1 year	5.98%
0-0.99 years	17.64%	6-6.99 years	13.13%	1 – 2.99 years	6.57%
1-1.99 years	2.42%	7-7.99 years	8.79%	3 – 4.99 years	12.30%
2-2.99 years	2.97%	8-8.99 years	3.12%	5 – 6.99 years	20.86%
3-3.99 years	8.14%	9-9.99 years	0.97%	7 – 9.99 years	39.15%
4-4.99 years	10.47%	Over 10 years	13.04%	10 – 19.99 years	10.23%
				Greater than 20 years	4.90%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts.

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